Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Disclosure of other provisions, contingent liabilities and contingent assets [Abstract]
Commitments and Contingencies	Commitments and Contingencies
In addition to commitments disclosed elsewhere in the financial statements, the Company has incurred the following additional contractual commitments, either directly or through its interests in joint operations. Approximate future payments under these agreements are as follows:

	2022	2023	2024	2025	2026	2027 and thereafter	Total
Natural gas, transportation and other contracts	47	54	45	44	45	508	743
Transmission	9	9	6	6	2	—	32
Coal supply and mining agreements[1]	76	98	90	75	—	—	339
Long-term service agreements	89	46	43	32	25	54	289
Operating leases	4	3	3	1	1	31	43
Growth	941	276	—	—	—	—	1,217
TransAlta Energy Transition Bill	6	6	—	—	—	—	12
Total	1,172	492	187	158	73	593	2,675
(1) Relates to coal supply and mining agreements for Centralia Unit 2.
A. Natural Gas, Transportation and Other Contracts
The Company has fixed price or volume natural gas purchase and transportation contracts. Upon closing of the sale of the Pioneer Pipeline, additional 15-year natural gas transportation agreements for 275 terajoules ("TJ") per day on a firm basis by 2023 arose, bringing the total firm natural gas transportation to 400 TJ per day. Additionally, on June 30, 2021, the Company's agreement to purchase 139 TJ per day of natural gas from Tidewater Midstream & Infrastructure Ltd. was terminated and the commitment related to commodity dispatching was discharged, resulting in a reduction to the commitments disclosed at Dec. 31, 2020, by approximately $1.3 billion.
B. Transmission
The Company has several agreements to purchase transmission network capacity in Canada and the Pacific Northwest. Provided certain conditions for delivering the service are met, the Company is committed to the transmission at the supplier’s tariff rate whether it is awarded immediately, or delivered in the future, after additional facilities are constructed.
C. Coal Supply and Mining Agreements
Various coal supply and associated rail transport contracts are in place to provide coal for use in production at the Centralia thermal facility. The coal supply agreements allow TransAlta to take delivery of coal at fixed volumes with dates extending to 2025. Pricing is reflective of current market conditions.
Commitments related to mining agreements for the Company’s share of its Sheerness joint operation have been reduced due to the accelerated plans to eliminate coal as a fuel source at the Sheerness facility. Amounts due under the contract and a mining royalty agreement for the Highvale mine have been recognized as onerous contract provisions, with the result that no amounts are included as future commitments. For additional information refer to Note 9.
D. Long-Term Service Agreements
TransAlta has various service agreements in place, primarily for inspections, repairs and maintenance that may be required on natural gas facilities, coal facilities, equipment for coal and gas, and turbines at various wind facilities.
E. Operating Leases
Operating leases include lease commitments not recognized under IFRS 16 and lease commitments that have not yet commenced, mainly related to buildings, vehicles and land.

F. Growth
Commitments for growth relate to the following projects: White Rock Wind Projects, Garden Plain wind project, Horizon Hill wind project and the Northern Goldfields Solar Project.

G. TransAlta Energy Transition Bill Commitments
As part of the TransAlta Energy Transition Bill signed into law in the State of Washington and the subsequent Memorandum of Agreement ("MOA"), The Company has committed to fund US$55 million in total over the remaining life of the Centralia coal plant to support economic and community development, promote energy efficiency and develop energy technologies related to the improvement of the environment. The MOA contains certain provisions for termination and in the event of the termination and certain circumstances, this funding or portion thereof would no longer be required. As of Dec. 31, 2021, the Company has funded approximately US$46 million of the commitment, which is recognized in other assets in the Consolidated Statements of Financial Position.
H. Contingencies
TransAlta is occasionally named as a party in various claims and legal and regulatory proceedings that arise during the normal course of its business. TransAlta reviews each of these claims, including the nature of the claim, the amount in dispute or claimed, and the availability of insurance coverage. There can be no assurance that any particular claim will be resolved in the Company’s favour or that such claims may not have a material adverse effect on TransAlta. Inquiries from regulatory bodies may also arise in the normal course of business, to which the Company responds as required.
I. Transmission Line Loss Rule Proceeding
The Company has been participating in a line loss rule proceeding before the AUC. The AUC determined that it has the ability to retroactively adjust line loss charges going back to 2006 and directed the AESO to recalculate loss factors for 2006 to 2016. The AUC approved an invoice settlement process and all three planned settlements have been received. The first two invoices were settled by the first quarter of 2021 and the third invoice settled in the second quarter of 2021. The true-up invoices issued by the AESO in the fourth quarter of 2021 were settled by Dec. 31, 2021, with no further invoices expected.
II. Fortescue Metals Group Ltd. ("FMG") at South Hedland Power Station
On May 2, 2021, the Company entered into a conditional settlement with FMG. The settlement was concluded and the actions were formally dismissed in the Supreme Court of Western Australia on Dec. 7, 2021. The settlement amount has been recorded as revenue in the fourth quarter of 2021, while all other balances previously provided for have been reversed. The settlement has resulted in FMG continuing as a customer of the South Hedland facility.

III. Mangrove Claim
On April 23, 2019, the Mangrove Partners Master Fund Ltd. ("Mangrove") commenced an action in the Ontario Superior Court of Justice naming the Company, the incumbent members of the Board of the Company on such date, and Brookfield as defendants. Mangrove was seeking to set aside the 2019 Brookfield transaction. The parties reached a confidential settlement and the action was discontinued in the Ontario Superior Court of Justice on April 30, 2021.

IV. Keephills 1 Stator Force Majeure
The Balancing Pool and ENMAX Energy Corporation ("ENMAX")are seeking to set aside an arbitration award on the basis that they did not receive a fair hearing. The Alberta Court of Queen’s Bench ("ABQB") dismissed the Balancing Pool and ENMAX’s allegations of unfairness on June 26, 2019. The Balancing Pool and ENMAX, however, sought leave to appeal the ABQB’s decision at the Court of Appeal, which was granted on Feb. 13, 2020. The appeal was heard on July 8, 2021. After the hearing, counsel for ENMAX raised concerns that one of the three justices on the appeal panel was distracted during the hearing. The justice has since recused herself from the hearing and the parties made submissions with respect to whether the remaining two justices can continue to issue the decision or whether a new hearing is required. On Nov. 8, 2021, the Alberta Court of Appeal released its decision and ordered that the appeal be re-heard by a new three-person panel of the Court of Appeal, which was heard on Jan. 27, 2022. TransAlta remains of the view that the Court of Appeal will affirm the ABQB decision that the arbitration proceeding was fair.

V. Keephills 1 Superheater Force Majeure
Keephills Unit 1 was taken offline from March 17, 2015, to May 17, 2015, as a result of a large leak in the secondary superheater. TransAlta claimed force majeure under the Alberta PPA. ENMAX, the purchaser under the Alberta PPA at the time, did not dispute the force majeure but the Balancing Pool attempted to do so, seeking to recover $12 million in capacity payment charges it paid to TransAlta while the unit was offline. The parties reached a confidential settlement on April 21, 2021, and this matter is now resolved.

VI. Sundance A Decommissioning
TransAlta filed an application with the AUC seeking payment from the Balancing Pool for TransAlta’s decommissioning costs for Sundance A, including its proportionate share of the Highvale mine. The Balancing Pool and Utilities Consumer Advocate are participating as interveners because they take issue with the decommissioning costs claimed by TransAlta. Due to various factors, including the COVID-19 pandemic and significant information requests from the Balancing Pool, the application has been delayed. While a hearing date has not been set, the application will likely be heard in late 2022 or early 2023. TransAlta expects to receive payment from the Balancing Pool for its decommissioning costs; however, the amount that the AUC will award is uncertain.

VII. Hydro Power Purchase Arrangement ("Hydro PPA") Emission Performance Credits
The Balancing Pool claims to be entitled to emission performance credits ("EPCs") earned by the Hydro facilities as a result of opting those facilities into the Carbon Competitiveness Incentive Regulation from 2018-2020 inclusive. The Balancing Pool claims ownership of the EPCs because it believes the change-in-law provisions under the Hydro PPA require the EPCs to be passed through to the Balancing Pool. TransAlta has not received any benefit from the EPCs or from any purported change in law and believes that the Balancing Pool has no rights to these credits. An arbitration has commenced, and the hearing is scheduled for Feb. 6-10, 2023.
VIII. Direct Assigned Capital Deferral Account ("DACDA") Application
AltaLink Management Ltd. ("AltaLink") and TransAlta (as a secondary applicant) filed an application before the AUC to recover its 2016-2018 DACDA costs incurred for the 240 kV line upgrades for the Edmonton Region Project. The AUC disallowed 15 per cent (approximately $3 million) of TransAlta’s portion. TransAlta disputed this finding and filed a permission to appeal application with the Court of Appeal and a review and variance application with the AUC (the “R&V”). The AUC dismissed the R&V application on April 22, 2021. The permission to appeal was subsequently discontinued on July 5, 2021, which concludes this matter.

IX. Sarnia Outages
The Sarnia cogeneration facility experienced three separate outages between May 19, 2021, and June 9, 2021, that resulted in steam interruptions to its industrial customers. As a result, the customers have submitted claims for liquidated damages. Steam supply disruptions of this nature are atypical and infrequent at the Sarnia cogeneration facility. The Company conducted an investigation to determine the root cause of each of the three events, which concluded all three outages were within TransAlta's control. As such, liquidated damages in an amount dictated by the applicable agreements are payable by TransAlta to the customers for the three outages.

X. Kaybob 3 Cogeneration Dispute
The Company is engaged in a dispute with ET Canada as a result of ET Canada’s purported termination of agreements between the parties to develop, construct and operate a 40 MW cogeneration facility at the Kaybob South No. 3 sour gas processing facility. TransAlta commenced an arbitration seeking full compensation for ET Canada's wrongful termination of the agreements. ET Canada seeks a declaration that the agreements were lawfully terminated. A hearing is scheduled for two weeks starting Jan. 9, 2023.